Exhibit 77C
          Kemper Income and Capital Preservation Fund
          Form N-SAR for the period ended 04/30/98
          File No. 811-2305
          Page 1


          A special meeting of Registrant's shareholders was held on December 3, 1997 and was adjourned as necessary. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             -----------
                       FOR               41,649,964
                       WITHHELD             748,181

                   Lewis A. Burnham

                       Vote             Number
                       ----             -----------
                       FOR               41,663,962
                       WITHHELD             734,183

                   Donald L. Dunaway

                       Vote             Number
                       ----             -----------
                       FOR               41,669,219
                       WITHHELD             728,926

                   Robert B. Hoffman

                       Vote             Number
                       ----             -----------
                       FOR               41,671,041
                       WITHHELD             727,104


























          Exhibit 77C
          Kemper Income and Capital Preservation Fund
          Form N-SAR for the period ended 04/30/98
          File No. 811-2305
          Page 2

                   Donald R. Jones

                       Vote             Number
                       ----             -----------
                       FOR               41,667,537
                       WITHHELD             730,608

                   Shirley D. Peterson

                       Vote             Number
                       ----             -----------
                       FOR               41,636,979
                       WITHHELD             761,166

                   Daniel Pierce

                       Vote             Number
                       ----             -----------
                       FOR               41,652,996
                       WITHHELD             745,149

                   William P. Sommers

                       Vote             Number
                       ----             -----------
                       FOR               41,671,020
                       WITHHELD             727,124

                  Edmond D. Villani

                       Vote             Number
                       ----             -----------
                       FOR               41,628,835
                       WITHHELD             769,310


























          Exhibit 77C
          Kemper Income and Capital Preservation Fund
          Form N-SAR for the period ended 04/30/98
          File No. 811-2305
          Page 3

          Item 2:  Selection of Independent Auditors

                       Vote             Number
                       ----             -----------
                       FOR               41,384,094
                       AGAINST              260,841
                       ABSTAIN              753,210

          Item 3:  New Investment Management Agreement

                       Vote             Number
                       ----             -----------
                       FOR               39,019,721
                       AGAINST              658,734
                       ABSTAIN            1,307,908

          Item 6:   New Rule 12b-1 Distribution Plan

                    (for Class B shareholders)

                       Vote             Number
                       ----             -----------
                       FOR                5,058,624
                       AGAINST               76,377
                       ABSTAIN              139,536

                    (for Class C shareholders)

                       Vote             Number
                       ----             -----------
                       FOR                  521,277
                       AGAINST                5,685
                       ABSTAIN               28,545



























          Exhibit 77C
          Kemper Income and Capital Preservation Fund
          Form N-SAR for the period ended 04/30/98
          File No. 811-2305
          Page 4

          Item 7:  To approve changes in investment policies


                       Vote             Number
                       ----             -----------
                       FOR               37,849,941
                       AGAINST            1,651,604
                       ABSTAIN            2,260,824






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